                                                                   EXHIBIT 10.70
                                     WAIVER


         THIS WAIVER (this "Waiver") is entered into as of the 30th day of December, 1998, by and among the banks listed on the signature pages hereof (the "Lenders"), KEVCO, INC., a Texas corporation (the "Borrower"), and NATIONSBANK, N.A. (successor by merger to NationsBank of Texas, N.A.), as Administrative Agent for the Lenders (the "Administrative Agent") to the extent and in the manner provided for in the Credit Agreement (defined below and herein so called).


                                   BACKGROUND

         A. The Lenders, the Borrower, and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of December 1, 1997, as amended by that certain First Amendment to Credit Agreement, dated as of February 12, 1998, and that certain Second Amendment to Credit Agreement, dated as of October 27, 1998 (but effective as of September 30, 1998) (said Credit Agreement, as amended, the "Credit Agreement"; terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. The Borrower has requested a waiver of a potential Event of Default under the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

         1. WAIVER. Subject to (a) the satisfaction of the conditions of effectiveness set forth in Section 4 of this Waiver and (b) termination of this Waiver set forth in Section 2 of this Waiver, the Lenders hereby waive any Event of Default with respect to Sections 7.10 and 7.11 of the Credit Agreement which may occur as a result of the failure of the Borrower to comply with said Sections for the fiscal quarter ending December 31, 1998. The waiver provided herein does not affect any other covenant or provision of the Credit Agreement.

         2. TERMINATION. This Waiver shall automatically terminate and be of no further force or effect without action by any Person on the earlier to occur of
(a) February 15, 1999 or (b) an amendment to the Credit Agreement, the effect of which is to cause the Borrower to be in compliance with Sections 7.10 and 7.11 of the Credit Agreement.

         3. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the waiver set forth in the foregoing
Section 1:

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         (a) the representations and warranties contained in the Credit
Agreement are true and correct on and as of the date hereof as made on and as of such date; and

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

         4. CONDITIONS OF EFFECTIVENESS. This Waiver shall be effective as of December 30, 1998, subject to the following:

         (a) the Administrative Agent shall have received counterparts of this Waiver executed by the Borrower and the Determining Lenders; and

         (b) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

         5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Waiver and the other instruments and documents to be delivered hereunder.

         6. EXECUTION IN COUNTERPARTS. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         7. GOVERNING LAW: BINDING EFFECT. This Waiver shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Administrative Agent, each Lender and their respective successors and assigns.

         8. HEADINGS. Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.


================================================================================
                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================


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         IN WITNESS WHEREOF, the parties hereto have executed this Waiver as the date first above written.

                                  KEVCO, INC.



                                  By: /s/ ELLIS L. MCKINLEY, JR.
                                      ------------------------------------------
                                      Name: Ellis L. McKinley, Jr.
                                            ------------------------------------
                                      Title: CFO
                                             -----------------------------------

                                  NATIONSBANK, N.A., as Administrative Agent and as a Lender



                                  By: /s/ SUSAN B. SMITH
                                      ------------------------------------------
                                      Name: Susan B. Smith
                                            ------------------------------------
                                      Title: Vice President
                                             -----------------------------------



                                  NATIONAL CITY BANK KENTUCKY



                                  By: /s/ TOM GRUBACH
                                      ------------------------------------------
                                      Name: Tom Grubach
                                            ------------------------------------
                                      Title: Vice President
                                             -----------------------------------


                                  GUARANTY FEDERAL BANK, F.S.B.



                                  By: /s/ JOSEPH PETET
                                      ------------------------------------------
                                      Name: Joseph N. Petet
                                            ------------------------------------
                                      Title: Senior Vice President
                                             -----------------------------------


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


                                  WELLS FARGO BANK, N.A.



                                  By:
                                      ------------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------


                                  PILGRIM PRIME RATE TRUST



                                   By: /s/ MICHEL PRINCE
                                       -----------------------------------------
                                       Name: Michel Prince, CFA
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------


                                  ARCHIMEDES FUNDING, L.L.C.

                                  By: ING Capital Advisors, Inc., as Collateral
                                      Manager


                                   By: /s/ MICHAEL J. CAMPBELL
                                       -----------------------------------------
                                       Name: Michael J. Campbell
                                             -----------------------------------
                                       Title: Senior Vice President and
                                              Portfolio Manager
                                              ----------------------------------

                                  ALLIANCE CAPITAL FUNDING, L.L.C.

                                  By: Alliance Capital Management, L.P., as
                                      Manager on behalf of ALLIANCE CAPITAL
                                      FUNDING, L.L.C.

                                      By: ALLIANCE CAPITAL
                                          MANAGEMENT CORPORATION,
                                          General Partner of Alliance Capital
                                          Management, L.P.


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------



                                  MERRILL LYNCH DEBT STRATEGIES PORTFOLIO

                                  By: Merrill Lynch Asset Management, L.P., as Investment Advisor



                                  By:
                                     -------------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                  Merrill Lynch Debt Global Investment Series:
                                  INCOME STRATEGIES PORTFOLIO

                                  By: Merrill Lynch Asset Management, L.P., as
                                      Investment Advisor


                                  By:
                                     -------------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

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                                  BANK ONE, TEXAS,  N.A.


                                  By: /s/ J. MICHAEL WILSON
                                     -------------------------------------------
                                     Name: J. Michael Wilson
                                          --------------------------------------
                                     Title: Vice President
                                           -------------------------------------


                                  PAM Capital Funding LP

                                  By: Highland Capital Management, L.P., as
                                      Collateral Manager


                                  By: /s/ MARK K. OKADA
                                     -------------------------------------------
                                     Name: Mark K. Okada, CFA
                                          --------------------------------------
                                     Title: Executive Vice President
                                           -------------------------------------



ACKNOWLEDGED AND AGREED:

KEVCO MANAGEMENT, INC.


By: /s/ ELLIS L. McKINLEY, JR.
   ------------------------------------------
   Name: Ellis L. McKinley, Jr.
        -------------------------------------
   Title: CFO
         ------------------------------------



KEVCO HOLDING, INC.



By: /s/ ELLIS L. McKINLEY, JR.
   ------------------------------------------
   Name: Ellis L. McKinley, Jr.
        -------------------------------------
   Title: CFO
         ------------------------------------

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KEVCO GP, INC.


By: /s/ ELLIS L. MCKINLEY, JR.
   ------------------------------------------
   Name: Ellis L. McKinley, Jr.
        -------------------------------------
   Title: CFO
         ------------------------------------


KEVCO COMPONENTS, INC.


By: /s/ ELLIS L. MCKINLEY, JR.
   ------------------------------------------
   Name: Ellis L. McKinley, Jr.
        -------------------------------------
   Title: CFO
         ------------------------------------


DCM DELAWARE, INC.


By: /s/ ELLIS L. MCKINLEY, JR.
   ------------------------------------------
   Name: Ellis L. McKinley, Jr.
        -------------------------------------
   Title: CFO
         ------------------------------------


KEVCO MANUFACTURING, L.P.

By: KEVCO GP, INC., its General Partner


By: /s/ ELLIS L. MCKINLEY, JR.
   ------------------------------------------
   Name: Ellis L. McKinley, Jr.
        -------------------------------------
   Title: CFO
         ------------------------------------


KEVCO DISTRIBUTION, L.P.

By: KEVCO GP, INC., its General Partner


By: /s/ ELLIS L. MCKINLEY, JR.
   ------------------------------------------
   Name: Ellis L. McKinley, Jr.
        -------------------------------------
   Title: CFO
         ------------------------------------




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